UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

MARA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 South Federal Highway, Suite 2700 Hallandale Beach, FL 33009
(Address of principal executive offices and zip code)

(800) 804-1690
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 2, 2026, Volt Texas, LLC (“Buyer”), a Delaware limited liability company and a subsidiary of MARA Holdings, Inc., a Nevada corporation (“MARA” or the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with HIF USA LLC, a Delaware limited liability company (“Seller”), pursuant to which Buyer acquired all of the issued and outstanding limited liability company membership interests (other than a retained equity interest to be held by Seller as described below) of MAT 1177 LLC, a Delaware limited liability company (the “Project Company”), resulting in the Project Company becoming an indirect subsidiary of MARA (the “Transaction”). The Transaction closed simultaneously with the execution of the Purchase Agreement.

The Project Company holds (i) rights under certain purchase and sale contracts to acquire land located in Texas (the “Site Under Contract”), (ii) title to an additional parcel of adjacent land (the “Owned Site” and, together with the Site Under Contract, the “Site”), and (iii) rights under a letter agreement with an electric utility company (the “LOA”) relating to the provision of 2,000 megawatts of power capacity to the Site. The Project Company intends to develop the Site through its previously announced partnership with Starwood Digital Ventures as a large-scale digital infrastructure campus capable of supporting high-performance computing workloads, as well as flexible compute operations, including Bitcoin mining.

Under the Purchase Agreement, the aggregate purchase price for the membership interests being acquired is structured as a series of post-closing milestone payments (collectively, the “Milestone Payments”) tied to specified project development events, consisting of, among other things: (i) receipt of certain regulatory approvals and the Project Company’s acquisition of the Site Under Contract; (ii) the Site being authorized to receive power; and (iii) upon execution of a data center lease with a third-party tenant, Seller's retention of a minority interest in the Site. Assuming all milestones are achieved, the aggregate purchase price would be $600.0 million. Buyer is required to make the Milestone Payments as and when the applicable development milestones are achieved, as well as additional payments in the event of certain shortfalls.

The Purchase Agreement contains customary representations and warranties and covenants made by the parties, as well as certain post-closing covenants, including covenants relating to Buyer’s use of commercially reasonable efforts to obtain certain of the approvals contemplated therein.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ended September 30, 2026.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Press Release

On July 9, 2026, the Company issued a press release announcing the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission contain forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, included in this Current Report on Form 8-K are forward-looking statements. The words “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” “target” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements related to the occurrence of any event, change or other circumstance that could give rise to the exercise of any return or forfeiture right under, the Purchase Agreement; the Company’s planned development of the Site as a digital infrastructure campus; the expected power capacity (including as a result of the agreement to acquire Long Ridge Energy & Power), scalability and performance of the Site; the anticipated ability to commercialize the Site’s power capacity for Bitcoin mining and/or high-performance computing workloads; and the anticipated benefits of the Transaction to the Company. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in these forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to market conditions, the risk that the Transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business, the effect of the announcement of the Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with others with whom it does business, the effect of the announcement of the Transaction on the Company’s operating results and business generally and the other factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the U.S. SEC and the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated July 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2026	MARA HOLDINGS, INC.

	By:	/s/ Zabi Nowaid
	Name:	Zabi Nowaid
	Title:	General Counsel and Corporate Secretary